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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     FEBRUARY 23, 2001
                                                 --------------------------



                       SALOMON SMITH BARNEY HOLDINGS INC.
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             (Exact name of registrant as specified in its charter)


   NEW YORK                          1-4346                  11-2418067
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   (State or other                (Commission              (IRS Employer
   jurisdiction of                File Number)             Identification No.)
   incorporation)

          388 GREENWICH STREET, NEW YORK, NEW YORK          10013
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          (Address of principal executive offices)        (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)





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                       SALOMON SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits:

         EXHIBIT NO.     DESCRIPTION
         -----------     -----------

             1.01 Terms Agreement, dated February 23, 2001, between the Company and Salomon Smith Barney Inc., as Representative of the several underwriters, relating to the offer and sale of the Company's Equity Linked Securities (ELKS ) based on Nasdaq-100 Shares due February 28, 2002.

             4.01 Form of Note for the Company's Equity Linked Securities (ELKS ) based on Nasdaq-100 Shares due February 28, 2002.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  February 28, 2001                  SALOMON SMITH BARNEY
                                               HOLDINGS INC.



                                           By: /s/ Mark I. Kleinman
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                                                  Mark I. Kleinman
                                                  Treasurer


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